Prospectus Supplement

John Hancock Funds III

John Hancock Disciplined Value Fund (the fund)

Supplement dated September 23, 2021 to the current prospectus, as may be supplemented (the prospectus)

The “Annual fund operating expenses” table and the “Expense example” table in the “Fund summary” section are amended and restated as follows to reflect the fund’s management fee schedule effective October 1, 2021:

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	A	C	I	R2	R4	R5	R6
Management fee[1]	0.61	0.61	0.61	0.61	0.61	0.61	0.61
Distribution and service (Rule 12b-1) fees	0.25	1.00	0.00	0.25	0.25	0.00	0.00
Other expenses
Service plan fee	0.00	0.00	0.00	0.25	0.10	0.05	0.00
Additional other expenses	0.16	0.16	0.16	0.05	0.05	0.05	0.05
Total other expenses	0.16	0.16	0.16	0.30	0.15	0.10	0.05
Total annual fund operating expenses	1.02	1.77	0.77	1.16	1.01	0.71	0.66
Contractual expense reimbursement	–0.00	–0.00	–0.00	–0.01[2]	–0.112,[3]	–0.01[2]	–0.00
Total annual fund operating expenses after expense reimbursements	1.02	1.77	0.77	1.15	0.90	0.70	0.66

1	“Management fee” has been restated to reflect the contractual management fee schedule effective October 1, 2021.
2	The advisor contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement. This waiver is allocated proportionally among the participating funds. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2023, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
3	The distributor contractually agrees to limit its Rule 12b-1 fees for Class R4 shares to 0.15%. This agreement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the distributor based upon a determination that this is appropriate under the circumstances at that time.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then, except as shown below, assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	A	C		I	R2	R4	R5	R6
Shares		Sold	Not Sold
1 year	599	280	180	79	117	92	72	67
3 years	808	557	557	246	367	311	226	211
5 years	1,035	959	959	428	637	547	394	368
10 years	1,685	1,899	1,899	954	1,408	1,226	882	822

Additionally, effective October 1, 2021, the disclosure regarding the fund’s management fee schedule in the “Fund details” section, under the heading “Who’s who — Management fee,” is amended and restated as follows:

Average daily net assets ($)	Annual rate (%)
First 500 million	0.700
Next 500 million	0.675
Next 500 million	0.650
Next 1 billion	0.625
Next 10 billion	0.600
Excess over 12.5 billion	0.575

Finally, effective October 1, 2021, the following is added to the paragraph immediately following the Management fee table:

The above fee schedule became effective October 1, 2021.

You should read this supplement in conjunction with the Prospectus and retain it for your future reference.

Manulife, Manulife Investment Management, Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.

Prospectus Supplement

John Hancock Funds III

John Hancock Disciplined Value Fund (the fund)

Supplement dated September 23, 2021 to the current John Hancock Funds III Class NAV prospectus, as may be supplemented (the prospectus)

The “Annual fund operating expenses” table and the “Expense example” table in the “Fund summary” section are amended and restated as follows to reflect the fund’s management fee schedule effective October 1, 2021:

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)

NAV
Management fee[1]	0.61
Other expenses	0.04
Total annual fund operating expenses	0.65

[1]	“Management fee” has been restated to reflect the contractual management fee schedule effective October 1, 2021.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)

NAV

1 year	66
3 years	208
5 years	362
10 years	810

Additionally, effective October 1, 2021, the disclosure regarding the fund’s management fee schedule in the “Fund details” section, under the heading “Who’s who — Management fee,” is amended and restated as follows:

Average daily net assets ($)	Annual rate (%)
First 500 million	0.700
Next 500 million	0.675
Next 500 million	0.650
Next 1 billion	0.625
Next 10 billion	0.600
Excess over 12.5 billion	0.575

Finally, effective October 1, 2021, the following is added to the paragraph immediately following the Management fee table:

The above fee schedule became effective October 1, 2021.

You should read this supplement in conjunction with the Prospectus and retain it for your future reference.

Manulife, Manulife Investment Management, Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.